JOINT LICENSE & REVENUE SHARE AGREEMENT

This Joint License & Revenue Share Agreement is effective the date ("***Effective Date***") accepted and executed by First American Real Estate Solutions, L.P., a Delaware limited partnership ("***FARES***") (successor in interest to Basis100 Corporation, a California corporation) and The Bluebook International, Inc., a Nevada corporation ("***Bluebook***").

RECITALS

Bluebook owns a web-based technology service known as "InsureBASE" wherein Bluebook's processing analytics software and data shall, for the purposes of this Agreement only, operate with FARES Services. InsureBASE is used to generate ERC Values and ERC Reports (as those terms are defined below) and provide analysis and support capability for insurers, adjusters, inspectors, appraisers, consumers and other insurance related service providers and clients. In furtherance thereof, Bluebook & FARES each desire to allow the other limited rights to use and grant approved rights to third parties to use certain of their respective intellectual property, subject to and in accordance with the terms and conditions of the Agreement.

For purposes of this Agreement only, InsureBASE, LeadBASE, ERC Reports and ERC Values (each as defined herein below and as collectively referred to as Bluebook Products) utilize or incorporate the FARES Services, and as such, are subject to this Agreement. Notwithstanding this preceding sentence, nothing in this Agreement transfers or assigns any of Bluebook's proprietary rights in any Bluebook product to FARES nor any of FARES proprietary rights in any FARES Service or any of FARES' Proprietary Information to Bluebook.

Both parties understand and agree that InsureBASE, LeadBASE, ERC Reports and ERC Values were created independently of the FARES Service and are licensed by Bluebook without incorporation of any FARES Service outside the scope of this Agreement, and that this Agreement does not in any way cover or control such Bluebook products when FARES Services are not utilized or incorporated into such Bluebook products.

1. DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings with such meanings to be equally applicable to both the singular and plural forms of the terms defined:

"Agreement" means this Joint License Agreement, all exhibits attached hereto, any terms and conditions included within a Service and/or Bluebook's Products, and any agreements, schedules or exhibits supplementing or amending this agreement. If there is a conflict between this Joint License Agreement and the terms and conditions included within a Service and/or Bluebook's Products, this License Agreement shall control and prevail.

"Bluebook's Data" means all Proprietary Information of Bluebook as sourced and developed by Bluebook to and through its product and or services including but not limited to any Bluebook data contained in any a Bluebook Product. Such Data shall not include any data (or Services) provided to Bluebook by FARES under this Agreement.

"Bluebook's Products" means InsureBASE, ERC Values, ERC Reports and LeadBASE or other Bluebook products or services as specifically listed under Exhibit A, Part B (Bluebook Products), which utilize or incorporate the specific FARES Services as described within the definition of each Bluebook Product.

"Calculator" means intellectual property owned or licensed by Bluebook that includes but is not limited to the proprietary algorithms and associated data that derives replacement cost values for the purpose of establishing the estimated cleaning, reconstruction, repair, replacement costs and depreciation.

"Effective Date" means 12:01 AM the day immediately following the date on which the last party has executed the Agreement by authorized signature.

"End User" means **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

"ERC Reports" means **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

"ERC Values" means **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

"Fees" means the amount of the revenue split, payable by Bluebook to FARES or by FARES to Bluebook as described in Exhibit A, Part D. (Fees)

"Good Cause" means a reasonable belief based on credible information.

"Gross Revenue(s)" means all consideration due Bluebook or FARES under this Agreement, for good funds collected from sales of Bluebook Products that incorporate or contain any FARES Services, as applicable, less refunds or adjustments as permitted by Section 4.4(a) and (b) - Refunds and Credits.

"Hub" means the server or servers operated by or for Bluebook to provide Bluebook's Products to End Users.

"Information" means certain FARES' real property information obtained from public records and other sources, as specified in Exhibit A, Part A (FARES Services), which shall be the most current information as available to and updated by FARES in the regular course of its business.

"InsureBASE" means **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

"Interface" means the order management system to be developed by Bluebook for End Users with Internet-based access to the Hub, to access InsureBASE, to order and receive ERC Reports and data and to perform any required translation of such ERC Reports and data into data representations suitable for delivery to End Users. Interface specifications are discussed further in Exhibit A, Section D (Delivery), under Hosting.

"LeadBASE" means **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

"Licensing Party" means either FARES with respect to providing the Services to Bluebook under this Agreement and/or Bluebook with respect to providing Bluebook's Products to FARES under this Agreement.

"Material Substantive Change" means a substantial change in substance (not form or appearance) of a Bluebook Product.

"Permitted Applications" means the allowed use of the FARES Service and Bluebook's Products as permitted by this Agreement and set forth in Exhibit A.

"Proprietary Information" means: (i) when FARES is the Licensing Party, the Service and all other data, manuals, documentation, software programs, algorithms, and other information that may be disclosed or provided to Bluebook in the course of providing the Service, and all intellectual property rights therein; and (ii) when Bluebook is the Licensing Party, InsureBASE, LeadBASE, ERC Reports and ERC Values (other than any FARES Services contained therein) Bluebook's Data, and all other non FARES data, manuals, documentation, software programs, applications, algorithms, Calculators and other information that may be disclosed or provided to FARES and all intellectual property rights therein.

"Real Property Files" means Information obtained processed and monitored by FARES in its databases on specific real property parcels.

"Reseller" means any individual or entity that commercially resells InsureBASE Service, ERC Values or ERC Reports, in whole or in part, for commercial distribution to End Users, with such resale distribution subject to the terms of this Agreement.

"Sales Report" shall mean each party's reports required by Section 4.3 of this Agreement.

"Service" means the Software Applications, Valuation Models, Information, Images and any applicable user manuals and any other Services provided by FARES to Bluebook as specified in Exhibit A, Part A (FARES Services). The Service includes any corrections, bug fixes, enhancements, updates or other modifications, including reasonable service replacements, to the FARES Service.

"Term" means that period of time the Agreement is in effect as set forth in Section 5.1 – Term.

"Transaction" means any resale, distribution or otherwise transfer of a Bluebook Product on an individual per unit basis by Bluebook, FARES or any Reseller.

"Valuation Models" means certain FARES' real property valuation information for a specific residential property generated by the automated valuation models as specified in Exhibit A, Part A (FARES Services) and outputted in FARES' standard data formats.

"Wind Down Period" means the period of time between the effective termination (receipt of notice by terminating Party) of this Agreement by either Licensing Party and expiration of the time set forth in the notice as required by the applicable provision relied upon.

"Written Authorization" means as to FARES, any form of written consent from the VP of Licensing or General

Counsel: or as to Bluebook, any form of written consent from the VP of Licensing or General Counsel.

2. License

2.1 Grant to Bluebook. Subject to the terms and conditions of this Agreement, FARES grants to Bluebook a non-exclusive, non-transferable license during the Term to FARES Services under FARES intellectual property rights, to use each Service solely for the purposes set forth in Exhibit A, Part B - Permitted Applications

2.2 Grant to FARES. Subject to the terms and conditions of this Agreement, Bluebook grants to FARES a non-exclusive, non-transferable license during the Term to Bluebook's Products under Bluebooks' intellectual property rights, to use each Bluebook Product solely for the purposes set forth in Exhibit A, Part B - Permitted Applications

2.3 Restrictions on Use. Unless expressly authorized otherwise in Exhibit A, Part B Permitted Applications, Bluebook and FARES each agree, represent, and warrant both during and after the term of this Agreement, as follows:

(a) The Service (as individual products or as incorporated in a Bluebook Product) is for use solely within Bluebook's own organization and by Bluebook's own employees and contractual agents for the express purposes stated in the Permitted Applications. The Service may not be shared with affiliates or any third party, including joint marketing arrangements without prior Written Authorization of FARES. The Service may not be used outside the United States without the prior Written Authorization of FARES. Consent shall not be unreasonably withheld or delayed.

(b) Bluebook's Products (as individual products or as combined with other FARES services or products) are for use solely within FARES' own organization and by FARES' own employees and contractual agents for the purposes stated in the Permitted Applications. Bluebook's Products may not be shared with affiliates or any third party, including joint marketing arrangements without prior Written Authorization of Bluebook. Bluebook's Products may not be provided outside of the United States without the prior Written Authorization of Bluebook. Consent shall not be unreasonably withheld or delayed.

(c) Bluebook shall not: During or after the Term of this Agreement (i) disclose, use, disseminate, reproduce or publish any portion of the Service or any other FARES applications or data or other source code belonging to FARES or any other intellectual property or Proprietary Information of FARES not granted to Bluebook hereunder, in any manner other than as stated in this Agreement (ii) permit any parent, subsidiaries, affiliated entities or other third parties to use the Service or any portion thereof, (iii) process or permit to be processed the Service or any portion thereof, except in accordance with the provisions of this Agreement, with other data or software from any other source, (iv) allow access to the Service through any terminals located outside of Bluebook's operations, (v) use the Service to create, enhance or structure any database in any form for resale or distribution, except in accordance with the terms of this Agreement, (vi) use the FARES Services to create derivative products without Written Authorization from FARES. Bluebook shall be solely responsible for obtaining any and all necessary licenses, certificates, permits, approvals or other authorizations required by federal, state or local statute, law or regulation applicable to Bluebook's use of the Service. FARES makes no representations or warranties about the legality or propriety of the use of the Service in any jurisdiction, state or region.

(d) FARES shall not during or after the Term of the Agreement (i) disclose, use, disseminate, reproduce or publish any portion of Bluebook's Products in any manner other than stated in this Agreement, (ii) disclose, use, disseminate, reproduce or publish any Bluebook applications, Calculator, Bluebook Data or other source code or any other intellectual property or Proprietary Information of Bluebook not granted to FARES hereunder, including known software solutions such as InsureBASE, ERC Report, ERC Value, B.E.S.T., B.E.S.T.Net, B.E.S.T. Central, B.E.S.T.Contents, B.E.S.T. ITV, and LeadBASE except in accordance with the provisions of this Agreement, (iii) use Bluebook's Products, in part or in whole, to create, enhance or structure any database for any form for resale or distribution or (iv) use the Bluebook Products to create derivative products, without Written Authorization from Bluebook. Nothing in this subsection (d)(iii) and (d)(iv) shall prevent FARES from appending the ERC Value to the FARES Real Property File. FARES shall be solely responsible for obtaining any and all necessary licenses, certificates, permits, approvals or other authorizations required by federal, state or local statute, law or regulation applicable to FARES use and sale of Bluebook's Products. Bluebook makes no representations or warranties about the legality or propriety of the use and

or sale by FARES of Bluebook's Products in any jurisdiction, state or region.

(e) Bluebook will (i) not use for solicitation the name, mailing address or telephone number of a consumer that is designated within the Service as requesting protection from solicitation, (ii) abide by all prevailing federal, state, and local laws and regulations governing fair information practices and consumers' rights to privacy, and (iii) limit access to consumer information to those individuals in its organization who have a "need to know" in connection with Bluebook's business and will obligate those individuals to acknowledge consumers' rights to privacy and adhere to fair information practices.

(f) Bluebook will not use the Service (i) as factor in establishing an individual's eligibility for credit or insurance, (ii) in connection with underwriting individual insurance, (iii) in evaluating an individual for employment purposes, (iv) in connection with a determination of an individual's eligibility for a license or other benefit granted by a governmental authority, (v) as a factor in connection with any permissible purpose as defined by the Fair Credit Reporting Act (15 U.S.C. Sections 1681 et seq.), or (vi) in any other manner that would cause such use of the Service to be construed as a consumer report by any authority having jurisdiction over any of the parties.

(g) FARES shall not use Bluebook's Products (i) as a factor in establishing an individual's eligibility for credit or insurance, (ii) in connection with underwriting individual insurance, (iii) in evaluating an individual for employment purposes, (iv) in connection with a determination of an individual's eligibility for a license or other benefit granted by a governmental authority, (v) in connection with any permissible purpose as defined by the Fair Credit Reporting Act (15 U.S.C. Sections 1681 et. Seq.) or (vi) in any other manner that would cause such use of Bluebook's Products by FARES to be construed as a consumer report by any authority having jurisdiction over the parties.

(h) Bluebook will not use the Service for any purpose that (i) infringes any third party's copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy, (ii) violates any law, statute, ordinance or regulation (including without limitation the laws and regulations governing unfair competition, anti-discrimination or false advertising), or (iii) is defamatory, trade libelous, unlawfully threatening or unlawfully harassing.

(i) FARES will not use Bluebook's Products for any purpose that (i) infringes on any third party's copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy, (ii) violates any law, statute, ordinance or regulation (including without limitation the laws and regulations governing unfair competition, anti-discrimination or false advertising), or (iii) is defamatory, trade libelous, unlawfully threatening or unlawfully harassing.

(j) To the extent that either Licensing Party is authorized under this Agreement to publish or otherwise permit access to the Service on a World Wide Web site or otherwise via the Internet, each Party will adopt, publish, and comply with privacy policies that comply with the guidelines established by TRUSTe.org as more fully set forth at http://www.truste.org, or the Better Business Bureau.

(k) If applicable, each Licensing Party will comply with the current published and/or online marketing guidelines of the Direct Marketing Association and federal and state laws regarding the use and dissemination of data such as the Service.

(l) Each Licensing Party will not remove, alter or obscure any proprietary notices in the Bluebook Products and/or the FARES Services hereunder and will reproduce all such notices on all copies or portions thereof. Bluebook's proprietary notices shall include the names "InsureBASE", "LeadBASE, "ERC Report", and "Bluebook" (collectively, "Bluebook's Proprietary Marks"). FARES shall not be required to display Bluebook's Proprietary Marks when ERC Values and Reports are appended to FARES Real Property Files. When applicable, said Marks shall be included as "Powered by Bluebook" and or "Powered by InsureBASE".

2.4 **Compliance Audits**. Each party reserves the right, at its own expense, to select its own auditor or designee to audit (subject to strict confidentiality obligations) the other party during regular business hours for the purpose of ensuring the audited party's compliance with the terms and conditions of this Agreement. Such audit may be commenced after (i) providing the audited party with reasonable notice thereof, and (ii) providing the audited party with Good Cause to suspect a material breach. If such audit indicates there has been a material breach in the audited party's compliance of the Agreement, the auditing party will provide the audited party with written notice of such material breach. If the audited party does not cure its breach as soon as commercially practicable to do so, but no later than thirty (30) business days of receipt of written notice by the auditing party, the non-breaching party may terminate the Agreement and pursue other legal and/or equitable remedies. Such audit shall not be performed more than twice in any twelve month period. If an audited Licensing Party does not accept the findings of any audit commenced under this provision, or Provision 2.5 – Subsequent Compliance Audits, the Licensing Parties may agree to resolve the dispute amongst themselves, or in the event the parties cannot resolve the dispute, the parties

agree to submit the dispute to binding arbitration under the rules of the American Arbitration Association (AAA). Such matter will be addressed under a time is of the essence standard, and all equitable remedies available to the aggrieved Licensing Party may be utilized if justice so requires pending resolution of the matter by the AAA.

2.5 **Subsequent Compliance Audits:** Should either Licensing Party have Good Cause to believe that a material violation of a substantially similar nature has occurred subsequent to a prior audit as set forth under 2.4 – Compliance Audits, an additional audit may be invoked upon detailed notice to the other party setting forth its' Good Cause basis for the notice to invoke a Subsequent Compliance Audit. The additional audit shall not be commenced for seventy-two (72) business hours from the notice date. During such time, the VP of Licensing and or counsel for FARES and the VP of Licensing and or counsel for Bluebook shall make themselves available to meet for the purposes of addressing and resolving the alleged compliance issue. A written record shall be made detailing the contents of the meeting. If the additional audit occurs and concludes that a material violation of a substantially similar nature has occurred subsequent to the prior 2.4 Compliance Audit, the offending Licensing Party shall have ten (10) days to cure the violation. If the violation is not cured within the ten (10) days, the non-offending party may terminate the Agreement.

2.6 **Good Faith and Fair Dealing**. Any audit demand shall be based upon a good faith and fair dealing requirement that shall mean that FARES and Bluebook agree to abide by general commercial standards and principles of good faith and fair dealing when making an audit demand. The parties shall use reasonable efforts to resolve good faith disputes in a spirit of cooperation and in furtherance of the goals of this Agreement at the onset of and during an audit.

3. Delivery of Data and Format

FARES will provide to Bluebook the Services (and Bluebook will provide the Bluebook Products to FARES) and updates in accordance with the provisions set forth in Exhibit A, Part D (Delivery). Exhibit A Part D (Delivery) shall also set forth the delivery of InsureBASE to End Users. Bluebook acknowledges that the amount of Information available varies substantially from area-to-area, and that circumstances may exist or arise which may prevent FARES from providing such data or achieving complete representation of all data elements of the Services. The Information shall not be construed as or constitute a representation as to the condition of title to real property. The Information may not include all recorded conveyances, instruments or documents which impart constructive notice with respect to any chain of title described in the Information. Bluebook further acknowledges that the sale amount data element of any deed transaction data included within the Information is not available in some states and some such sale amount data are estimates of value based on available data and are calculated by FARES. Notwithstanding anything herein to the contrary, FARES may discontinue providing Services for any geographic location which prohibits FARES' providing of such Services in accordance with this Agreement, or for any geographic location as to which FARES has discontinued the collection of data for its own business.

FARES shall provide Bluebook written notice of any intent or plan, of the material discontinuation of such Services for any reasons set forth above, as soon as commercially practicable to do so.

4. Fees

4.1 **Fees**. In consideration of the rights granted hereunder, each party will pay the other party the Fees monthly as provided in this Section 4 and in Exhibit A, Section E (Fees).

4.2 **Taxes**. Fees are exclusive of sales, use, ad valorem, personal property, and other taxes. FARES shall charge Bluebook applicable sales tax if Bluebook fails to provide FARES with a Reseller Identification Certificate. Bluebook shall be responsible for all other Bluebook taxes. Bluebook shall charge FARES applicable sales tax if FARES fails to provide Bluebook with a Reseller Identification Certificate. FARES shall be responsible for all other FARES taxes.

4.3 **Reporting and Payments**. Sales Report and payment by the Licensing Parties. Within thirty (30) days after the end of each calendar month, each Licensing Party shall provide the other's accounting department a detailed and accurate statement of (i) Bluebook Products invoiced for such month, (ii) the amount of any refunds or adjustments made in good faith and (iii) a calculation of all Fees collected and outstanding with respect to each such month. Payment of Fees collected for any respective month shall be made within thirty (30) days following the month said Fees were received. Thereafter, should either Licensing Party remain delinquent for Fees due hereunder for an additional thirty (30) days, the non-paid party

reserves the right to suspend access to the non-paid parties Products or Services and proceed under paragraph 5.2 Termination.

4.4 **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

4.5 **Records Retention.** Each Licensing Party shall maintain at their respective principal places of business current, accurate, and complete books and records relating to all Transactions and use of the other Licensing Parties' Services or Products as contemplated by this Agreement. Such records shall include records for all payments due the other Licensing Party hereunder for its' sales of Bluebook's Products for a period of no less than five (5) years from the month in which the Fees were incurred.

4.6 Financial **Audit by the Licensing Parties.** (a) Either Licensing Party, or its designee may commence a financial audit of the other Licensing Parties' books and records, provided (i) Good Cause exists, (ii) an audit is commenced while this Agreement is in effect, (iii) reasonable advance notice is given to the other party, (iv) the audit is performed during reasonable business hours, and (v) an audit is not commenced by a party more than once in a twelve (12) month period.

(b) The audit may only be performed for the limited purpose of verifying the accuracy of the non-auditing parties' Sales Reports and the amounts due hereunder for the period of time in which the auditing party contends Good Cause exists to reasonably believe a material good faith dispute exists. Any audit shall be limited in scope and content to the products and services jointly licensed hereunder and revenues derived thereof. Such audit shall not exceed thirty (30) days.

(c) Such an audit must be performed by a Certified Public Accountant that both parties mutually agree to. During an audit, the auditing party may examine, inspect and audit the Licensing Parties' books and records and any source documents pertaining to Bluebook Products Sales Reports and payment of Fees. The auditing parties' CPA may make copies or extracts of books and records that reasonably relate to the sales of Bluebook Products and shall treat all such information reviewed during an audit as confidential and will not disclose same to any third party without the Written Authorization of the audited party.

(d) The auditing party shall be responsible for the costs of such audit, unless said party finds that the non-auditing party underpaid the amount of Fees due hereunder in an amount greater than ten percent (10%) of the amount actually remitted as due under this Agreement for the period in question. If the underpayment of such fees exceeds ten percent (10%) of the amount actually remitted as due to the auditing party under this Agreement for the period in question, the non auditing party agrees to pay the full costs of the audit. The underpaying party agrees within thirty (30) days of discovery and notice of such underpayment by the independent Certified Public Accountant to (i) pay the amount of such underpayment, together with interest at 12% per annum from the date such amounts were due, and (ii) pay for the full cost of the audit. In the event the audit reveals the auditing party has overpaid the non auditing party, the non auditing party shall refund any overpayment discovered.

(e) In the event the Licensing Parties cannot mutually agree on an independent CPA, both Licensing Parties agree to submit their top three choices for a CPA to a neutral arbiter under the rules of the American Arbitration Association (AAA) and both parties shall share the cost of the arbiter 50/50. The arbiter shall make the determination as to which CPA shall perform the audit based upon the following criteria; 1) neutrality to both parties, 2) competency and experience in similar matters, and 3) cost effectiveness. The arbitrator's selection of the independent CPA shall be binding on the parties.

4.7 **Good Faith and Fair Dealing.** FARES and Bluebook agree to abide by general commercial standards and principles of good faith and fair dealing in their respective performance and exercise of enforcement rights under Sections 4.3 - 4.6 of this Agreement. The Licensing Parties shall use reasonable efforts to resolve good faith disputes in a spirit of cooperation and in furtherance of the goals of this Agreement.

5. Term; Termination

5.1 **Term.** The initial term of this Agreement shall be for a period of two (2) years, commencing on the Effective Date of this Agreement ("Initial Term"). The term of this Agreement shall automatically renew for additional successive periods of twelve (12) months (each such term referred to as a "Renewal Term") unless as provided for under Section 5.2 –Termination.

5.2 **Termination.** (a) This Agreement may be terminated by either FARES or Bluebook upon the expiration of any Term, provided written notice is given

to the other Licensing Party at least ninety (90) days in advance of the expiration date. The Agreement may not be terminated without cause except as otherwise provided in 5.2(d).

(b) If either Licensing Party breaches any provision of this Agreement, the non-breaching party shall be entitled to immediately terminate this Agreement provided, (i) a written notice to cure detailing the breach is given to the allegedly breaching Licensing Party, (ii) that party is given at least sixty (60) days to cure such breach, (iii) the breach is not cured, and (iv) no mutually acceptable alternative or solution to termination can been agreed to by the Licensing Parties.

(c) Section 4.3 Fees and Section 2.4 – 2.6 Compliance Audits contain termination provisions that may operate independent of the terms and conditions of Section 5.2 – Termination.

(d) Either Licensing Party may terminate this Agreement without cause upon the expiration of the first fourteen (14) months during the Initial Term, provided written notice is given sixty (60) days in advance of the fourteenth (14th) month.

(e) If this Agreement is terminated as a result of breach the non-breaching party shall, in addition to its right of termination, be entitled to pursue legal remedies against the breaching party.

5.3 **Payment Upon Expiration or Earlier Termination.** Upon the expiration or termination of this Agreement as set forth above in Subsections 5.1 -Term and 5.2-Termination, each party shall generate a final Sales Report for sales generated up to termination and shall continue to make payments due. Additionally, any final payments shall be reconciled against any final judgments made by courts of competent jurisdiction.

5.4 **Return of Materials.** Upon termination of this Agreement and expiration of any Wind Down period, as defined in Section 5.5 below, by either Licensing Party, each, at its own expense, shall within fifteen (15) days of such termination, return all respective Services and or Bluebook Products and related information and materials to the respective Licensing Party at the address set forth below on the signature page of this Agreement, unless a Licensing Party requests in writing within ten (10) from date of termination that the other non requesting Licensing Party certify (by a certificate signed by an officer of that Licensing Parties' organization) that such Services and or Bluebook Products and related information materials have been destroyed. If such Service materials and Information have not been returned or destroyed in accordance with the above, the non-returning Licensing Party shall provide the other, or an agent of the other access to its' premises for the retrieval of all such materials, and said non returning Licensing Party shall pay the actual costs as reasonably incurred by the retrieving Licensing Party to retrieve such materials. The foregoing rights and obligations shall not apply to any Bluebook Products previously delivered to an End User in accordance with the terms of this Agreement. No Licensing Party shall be required to return any Bluebook Product (or the underlying data) to the other Licensing Party in the event that such Bluebook Product has been rightfully purchased during the Term of this Agreement and in accordance with the terms of this Agreement.

5.5 **Perpetual License Fee.** In the alternative to Section 5.4 – Return of Materials, the Licensing Parties may elect to negotiate a Perpetual License Fee annually, to be paid by Bluebook, if specifically provided for in Exhibit A, Part E (Fees), for the purposes of Bluebook retaining certain FARES Services in its' data base, as applicable.

5.6 **Post Termination Obligations.** In the event that this Agreement is terminated for any reason, both parties agree to support the existing contracts with End Users for a period of no more than ninety (90) days from the effective date of termination of this Agreement which shall be referred to as the Wind Down Period. During the Wind Down Period, all FARES Services and or Bluebook Products shall be utilized exclusively for the express purposes listed immediately above and for no other purpose. During the Wind Down Period, all terms and conditions of this Agreement shall remain in full force and effect (including but not limited to payment obligations that arise during the Term of the Agreement and during the Wind Down Period), except that neither Licensing Party shall have the right to enter into any new agreements, verbal or written, relating to the sale of Bluebook Products.

6. USE AND TRAINING

Each Licensing Party shall limit use of the Bluebook Products and FARES Services to its employees who have been appropriately trained. Each Licensing Party shall provide, at a mutually convenient time, initial and adequate training in the use of the Service and Bluebook Products at no charge at mutually agreed upon locations, including Bluebook's and FARES premises. Telephone or web based training shall occur within fifteen (15) days of

the signing of this Agreement. In person or on site training shall occur within sixty (60) days. Each party will provide the other party with a telephone number and sufficient staff to handle to requests and render assistance in the use of the Service and Bluebook Products Monday through Friday, 7 a.m. to 5 p.m. Pacific Standard Time, at no charge, as reasonably required and requested by Bluebook and FARES.

7. Third Party Use

7.1 **Licensing Duties**. If the Permitted Applications as set forth in Exhibit A authorize a Licensing Party to license or provide Bluebook Product(s) to End Users or Resellers, the Licensing Parties agree to (i) contractually require all End Users and Resellers to sign or electronically accept (as applicable) an agreement provided by the Licensing Party with terms substantially similar to the terms relating to use and restrictions of the Service and/or Bluebook Products as contemplated in this Agreement, and (ii) take reasonable and practicable commercial precautions to ensure its respective End Users and Resellers use of the Licensing Parties' proprietary property within the constraints of the mutual grants of authority provided herein.

7.2 **Reciprocal Warranties**. The Licensing Parties extend mutual warranties to the other that each shall take commercially reasonable and practicable measures in accordance with best industry practices to ensure that its' End Users' or Resellers' use of the Service and/or Bluebook Products shall not expand beyond the Permitted Applications as set forth in Exhibit A of this Agreement. This Section 7 is not intended to provide the Service and/or Bluebook Products to End Users or Resellers unless specifically provided for in Exhibit A (Permitted Applications) of the Agreement. Each Licensing Party shall be responsible for any violation on behalf of its End Users and Resellers arising out of End User's or Resellers' use of FARES Services and/or Bluebook Products as defined under this Agreement caused by the respective Licensing Parties' negligence.

7.3 Neither Licensing Party shall be liable for its Resellers and End Users' use of the Bluebook Products hereunder, provided each Licensing Party performs its duties owed to the other as follows:

(a) Each Licensing Party require its End Users and Resellers to contractually agree to an agreement containing substantially similar terms, conditions and restrictions as the ones contained within this Agreement (including Exhibit A);

(b) Each Licensing Party immediately suspend access to any End User or Reseller account, should such Licensing Party be informed by the other Licensing Party (or discover on their own accord, a possible violation of the Agreement; and

(c) Each Licensing Party cooperate fully with the other Licensing Party in investigating, suspending and or terminating such End User or Reseller (including but not limited to assigning over any litigation rights and complying with requests for information pertaining to the End User or Reseller account at issue).

7.4 Notwithstanding the above, each Licensing Party shall be liable for violations of the Agreement by their respective End Users or Resellers, where such Licensing Party knows or should have known of such violation but fails to take appropriate action.

8. Proprietary Information

The Proprietary Information is and shall remain the sole and exclusive property of the Licensing Party that has provided it. The other party shall have only the limited rights with respect to the Proprietary Information expressly granted in this Agreement. All rights not expressly granted hereunder are reserved. Each Licensing Party agrees with the other party that only the Licensing Party shall have the right to alter, maintain, enhance or otherwise modify its own Proprietary Information, except that each Licensing Party shall have the right to do so to the extent contemplated in Exhibit A, Part C (Permitted Applications), which may include co-mingling of the Services with Bluebook's Products as expressly allowed thereunder. Neither party shall disassemble, decompile, manipulate or reverse engineer Proprietary Information that is not its own and shall take all necessary steps to prevent such disassembly, decompiling, manipulation or reverse engineering of the Proprietary Information. Under no circumstances shall a Licensing Party sell, license, publish, display, copy, distribute, or otherwise make available Proprietary Information that is not its own, in any form or by any means, except as expressly permitted by this Agreement. Each party will take all reasonable steps, in accordance with the best industry practices, to protect

the security of Proprietary Information that is not its own and to prevent unauthorized use or disclosure. Each party is responsible for all access to and use of the Proprietary Information that is not its own by that party's employees or agents or by means of the party's equipment, whether or not the party has knowledge of or authorizes such access or use.

9. CONSUMER PRIVACY

Bluebook acknowledges that the Service, while comprised in part of public record data, describes information that may be deemed to be sensitive information by some consumers. It is the policy of FARES to respect the request of consumers to remove their name, mailing address, e-mail address or telephone number from use in solicitation. Bluebook's agreement to comply with this policy is an integral condition to FARES entering into this Agreement. Bluebook agrees (a) Bluebook will not utilize in any manner the name, mailing address, e-mail address or telephone number of a consumer that is designated in the Service as requesting protection from solicitation; (b) Bluebook will not make public the name, address or other information about an individual consumer, unless FARES and the subject consumer provide written authorization to do so; (c) Bluebook will abide by all prevailing federal, state, and local guidelines governing fair information practices and consumers' rights to privacy; and (d) Bluebook will limit access to consumer information to those individuals who have a "need to know" in connection with Bluebook's business and will obligate those individuals to acknowledge consumers' rights to privacy and adhere to fair information practices. (e) Bluebook shall be responsible for any violations of this Section 9 by Bluebook's End Users in the event it was commercially practicable and reasonable to prevent said violations using standard industry practices

10. FARES & BLUEBOOK WARRANTIES, INDEMNIFICATION & DISCLAIMERS

10.1 **Intellectual Property Infringement & Indemnification:** Each Licensing Party warrants to the other that its respective products and or services does not infringe, misappropriate or violate the intellectual property rights of a third party. Each Licensing Party will indemnify, defend and hold harmless the other Licensing Party from and against any and all claims, losses, liabilities, costs and expenses attributable to any allegation of intellectual property infringement arising out of this Agreement (unless such allegation arises from the combination or use of either Licensing Party's respective products and or services with any other software, data, or materials not furnished by one Licensing Party to the other, where such infringement would have resulted in the absence of such combination or use as provided for under the Permitted Applications, or is used in violation of any term or condition contained in this Agreement provided that: (i) The Licensing Party seeking indemnity gives prompt written notice of any such allegation, (ii) the indemnifying Licensing Party maintains full and complete control over the defense of any such allegation, and (iii) the Licensing Party seeking indemnification cooperates fully with the indemnifying Licensing Party in the defense of any such allegation. If the product(s) and or services of either Licensing Party become or, in the respective Licensing Party's opinion, is likely to become the subject of any claim or action that infringes, misappropriates or violates the intellectual property rights of another person, then the alleged infringing Licensing Party, at its expense and option, may: (i) procure the right for the innocent Licensing Party to continue using the product(s) and or services at issue, (ii) modify the products and or services at issue to render it no longer subject to any such claim or action, or (iii) replace the products and or services at issue or any portion thereof with equally suitable, functionally equivalent, non-infringing product(s) and or services. If none of the foregoing is commercially practicable, the alleged infringing Licensing Party may terminate this Agreement and refund a pro-rata amount of any Fees actually paid hereunder (including any Perpetual License Fee, if negotiated and in effect at the time of the termination) by the infringing party. THIS SECTION SETS FORTH THE FULL EXTENT OF EACH LICENSING PARTY'S LIABILITY TO THE OTHER, AND SUCH OTHER'S SOLE REMEDIES WITH RESPECT TO ANY THIRD PARTY INTELLECTUAL PROPERTY INFRINGEMENT INDEMNIFICATION CLAIMS UNDER THIS AGREEMENT.

10.2 **Limitations on Valuation Models and ERC Values.** THE VALUATION MODELS AND ERC VALUES DO NOT CONSTITUTE AN APPRAISAL OF THE SUBJECT PROPERTY. THEY SHOULD NOT BE RELIED UPON IN LIEU OF AN APPRAISAL OR UNDERWRITING PROCESS. THE PREDICTED VALUE REPORTS ARE BASED UPON DATA

COLLECTED FROM PUBLIC RECORD SOURCES AND/ OR DIRECT CONSUMER REPRESENTATIONS. THE ACCURACY OF THE METHODOLOGY USED TO DEVELOP THE REPORTS, THE EXISTENCE OF THE SUBJECT PROPERTY, AND THE ACCURACY OF THE PREDICTED VALUE ARE ESTIMATIONS OF VALUE BASED ON AVAILABLE DATA AND ARE NOT GUARANTEED OR WARRANTED. THE CONDITION OF THE SUBJECT PROPERTY AND CURRENT MARKET CONDITIONS CAN GREATLY AFFECT THE VALIDITY OF THE VALUATION MODELS. ANY VALUATION MODEL AND ERC VALUES GENERATED DOES NOT INCLUDE A PHYSICAL INSPECTION OF THE SUBJECT PROPERTY OR A VISUAL INSPECTION OR ANALYSIS OF CURRENT MARKET CONDITIONS BY A LICENSED OR CERTIFIED APPRAISER, WHICH IS TYPICALLY INCLUDED IN AN APPRAISAL.

10.3 **Disclaimer - FARES.** EXCEPT AS OTHERWISE STATED IN THIS SECTION, THE SERVICE IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BECAUSE SOME JURISDICTIONS DO NOT PERMIT THE EXCLUSION OF IMPLIED WARRANTIES, THIS DISCLAIMER MAY NOT APPLY. FARES NEITHER ASSURES NOR ASSUMES ANY LIABILITY TO ANY PERSON OR ENTITY FOR THE PROPER PERFORMANCE OF SERVICES NECESSARY TO THE CONDUCT OF A REAL ESTATE CLOSING. FARES DOES NOT REPRESENT OR WARRANT THAT THE SERVICE IS COMPLETE OR FREE FROM ERROR, AND DOES NOT ASSUME, AND EXPRESSLY DISCLAIMS, ANY LIABILITY TO ANY PERSON OR ENTITY FOR LOSS OR DAMAGE CAUSED BY ERRORS OR OMISSIONS IN THE SERVICE, WHETHER SUCH ERRORS OR OMISSIONS RESULT FROM NEGLIGENCE, ACCIDENT, OR OTHER CAUSE.

10.4 **Disclaimer – Bluebook.** EXCEPT AS OTHERWISE STATED IN THIS SECTION, BLUEBOOK'S PRODUCTS, BLUEBOOK'S DATA AND OTHER MATERIALS PROVIDED TO FARES IS "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT ANY LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BECAUSE SOME JURISDICTIONS DO NOT PERMIT THE EXCLUSION OF IMPLIED WARRANTIES, THIS DISCLAIMER MAY NOT APPLY. BLUEBOOK NEITHER ASSURES NOR ASSUMES ANY LIABILITY TO ANY PERSON OR ENTITY FOR THE PROPER PERFORMANCE OF SERVICES NECESSARY TO THE CONDUCT OF A REAL ESTATE CLOSING OR ANY ENTITY THAT WOULD RELY UPON THE BLUEBOOK PRODUCT FOR ANY REASON. BLUEBOOK DOES NOT REPRESENT OR WARRANT THAT ITS PRODUCTS OR DATA ARE COMPLETE OR FREE FROM ERROR, AND DOES NOT ASSUME, AND EXPRESSLY DISCLAIMS ANY LIABILITY TO ANY PERSON OR ENTITY FOR LOSS OR DAMAGE CAUSED BY ERRORS OR OMISSIONS IN ANY BLUEBOOK PRODUCT, WHETHER SUCH ERRORS OR OMISSIONS RESULT FROM NEGLIGENCE, ACCIDENT, OR OTHER CAUSE.

11. FARES' AND BLUEBOOK'S LIMITATION OF LIABILITY

FARES' AND BLUEBOOK'S TOTAL LIABILITY AND FARES AND BLUEBOOK'S EXCLUSIVE REMEDY UNDER OR RELATED TO THIS AGREEMENT SHALL BE LIMITED TO DIRECT MONEY DAMAGES NOT EXCEEDING THE AMOUNT PAID BY THE OTHER PARTY TO THE PARTY LIABLE FOR SUCH DAMAGES DURING THE TWELVE (12) MONTHS PRECEDING THE CLAIM. THIS LIMIT IS CUMULATIVE AND ALL PAYMENTS UNDER THIS AGREEMENT WILL BE AGGREGATED TO CALCULATE SATISFACTION OF THE LIMIT. THE EXISTENCE OF MULTIPLE CLAIMS WILL NOT ENLARGE THE LIMIT. NEITHER FARES NOR BLUEBOOK SHALL HAVE ANY LIABILITY UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT FOR ANY LOSS OF PROFIT OR REVENUE OR FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES, EVEN IF FARES OR BLUEBOOK IS AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY.

12. BLUEBOOK & FARES INDEMNIFICATION

The sole indemnification obligation for both Licensing Parties shall be with respect to Section 10.1 (Intellectual Property Infringement and Indemnification).

13. GENERAL PROVISIONS

13.1 **Advertising**. Neither Licensing Party will use the other Licensing Party's name in any press release, marketing literature or other communication to any third party, except as may be authorized in writing by the other Licensing Party's marketing department or Licensing Director) in advance (with such written authorization not to be unreasonably withheld) or as required by federal, state or local government regulations. Bluebook shall not disclose to any third party the actual name of each FARES Service listed under Exhibit A, Part A; by way of example and not limitation, Bluebook shall not use the name "VP4" when displaying the estimated value. FARES understands and acknowledges that Bluebook has pre-existing advertising materials relating FARES, all of which Bluebook shall submit to FARES for formal Written Approval within thirty (30) days from the Effective Date. From the Effective Date, all future FARES related advertisements, press releases, marketing literature or other communications shall be subject to the above restriction.

13.2 **Proprietary Marks**. Neither Licensing Party will use, or permit their respective employees, agents and subcontractors to use the trademarks, service marks, copyrighted material, logos, names, or any other proprietary designations of the other Licensing Party, or the other Licensing Party's affiliates, whether registered or unregistered, without such other Licensing Party's prior Written Authorization or as otherwise set forth in this Agreement.

13.3 **Entire Agreement**. This Agreement constitutes the entire agreement between the Licensing Parties, and supersedes any prior understanding or agreement, oral or written, relating to the Service and or Bluebook's Products. Specifically, this Agreement shall supersede the Strategic Alliance Agreement between Basis100 Corporation and Bluebook, dated October 29, 2002.

13.4 **Severability**. If any of the provisions of this Agreement become invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

13.5 **Waiver and Modifications**. If there is a waiver by either Licensing Party of compliance with any provision(s) of this Agreement, such waiver shall not be deemed a waiver of any preceding or succeeding breach of the same or any other provision hereof. A waiver shall not be effective unless in writing and then only to the extent expressly set forth in writing. Modifications of this Agreement shall not be effective unless in writing and signed by both Licensing Parties.

13.6 **Survival**. Any provision of this Agreement which contemplates performance subsequent to the expiration or earlier termination of this Agreement, or which expressly states that it shall survive termination of the Agreement, shall so survive such expiration or termination and shall continue in full force and effect until fully satisfied.

13.7 **Execution**. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A signature on a copy of this Agreement received by either party by facsimile is binding upon the other party as an original. The parties shall treat a photocopy of such facsimile as a duplicate original. If this Agreement is executed in counterparts, no signatory hereto shall be bound until all parties hereto have duly executed or caused to be duly executed a counterpart of this Agreement. The individuals signing below represent that they are duly authorized to do so by and on behalf of the party for whom they are signing.

13.8 **Governing Law and Forum; Attorneys' Fees**. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of California applicable to agreements executed and to be performed solely within such State. The Licensing Parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the Central District of California, Orange County Branch and the Superior and Municipal Courts of the State of California, Orange County in any litigation arising out of this Agreement. Each of the Licensing Parties agrees that it shall not seek a jury trial in any proceeding based upon or arising out of or otherwise related to this Agreement or any of the other documents and instruments contemplated hereby and each of the waives any and all right to such jury trial. This Agreement will not be governed by the United Nations Convention on Contracts for the International Sale of Goods, the application of which is expressly excluded. The prevailing Licensing Party shall be awarded its reasonable attorney's fees and costs in any lawsuit arising out of or related to this Agreement.

13.9 **Relationship of Parties**. Neither Licensing Party is nor shall be a partner, joint venturer, agent or representative of the other solely by virtue of this Agreement. Neither Licensing Party has the right, power

or authority to enter into any contract or incur any obligation, debt or liability on behalf of the other party.

13.10 **Uncontrollable Events**. Neither Licensing Party shall be liable for any delay or failure in its performance of any of the acts required by this Agreement when such delay or failure arises for reasons beyond the reasonable control of such Licensing Party. The time for performance of any act delayed by such causes shall be postponed for a period equal to the delay; provided, however, that the Licensing Party so affected shall give prompt notice to the other of such delay. The affected Licensing Party, however, shall use its best efforts to avoid or remove such causes of nonperformance and to complete performance of the act delayed, whenever such causes are removed.

13.11 **Assignment**. Bluebook may not assign or transfer this Agreement or any rights or obligations under this Agreement (including through any Change of Ownership or Control) without the prior Written Authorization of FARES which shall not be unreasonably withheld. It shall be considered reasonable to withhold consent to assignment to an individual or entity which poses an Adverse Business Interest. For purposes of this Section, the following shall apply: (a) "Adverse Business Interest" shall include title companies, real estate, mortgage and finance companies, *or* entities with: (1) prior negative business dealings with FARES or (2) commercially unfavorable consequences to FARES; and (b) "Change of Ownership or Control" shall mean any transaction or series of transactions in which Bluebook merges with another entity or in which more than fifty percent (50%) of the voting stock or other voting securities or ownership interests of Bluebook, or all or substantially all of the assets of Bluebook, are acquired by another entity (alone or in combination with its affiliates). This Agreement will bind and inure to the benefit of the parties and their respective permitted successors and permitted assigns.

13.12 **Notices – to FARES.** Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by facsimile, by registered or certified mail, postage prepaid, or commercially recognized overnight service (with tracking capabilities), addressed as shown on the signature page of this Agreement, with a copy to FARES' counsel, First American Real Estate Solutions, 5601 East La Palma Avenue, Anaheim, California 92807, attention: Legal Department, or such other address or number as shall be furnished in writing by FARES.

13.13 **Notices – to Bluebook.** Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person, by registered or certified mail, postage prepaid, or commercially recognized overnight service (with tracking capabilities), addressed as shown on the signature page of this Agreement, with copy to Bluebook's counsel, Bluebook Inc., 21098 Bake Parkway, Lake Forest, CA 92630, attention Legal Department, or such other address or number as shall be furnished in writing by Bluebook.

13.15 **Miscellaneous**. Headings at the beginning of each section and subsection are solely for convenience and are not intended to be a part of this Agreement and shall have no effect upon the construction or interpretation of any part hereof. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine, and vice versa. This Agreement shall not be construed as if it had been prepared by either party, but rather as if it were jointly prepared. In the event that any action required by the Licensing Parties hereto does not occur on a business day, the action shall be taken on the next succeeding business day thereafter. The Licensing Parties hereto do not intend to confer any benefit hereunder on any person or entity other than Bluebook and FARES and therefore, there are no third party beneficiaries to this Agreement. The Exhibits and related Appendices to this Agreement constitute integral parts of this Agreement and are hereby incorporated into this Agreement by this reference as though set forth in their entirety.

This License Agreement has been accepted and duly executed by the parties as of the date set forth below their signature.

THE BLUEBOOK INTERNATIONAL, INC.
("BLUEBOOK")

By: /s/ Daniel T. Josipovich
Authorized Signature

Name: Daniel T. Josipovich

Title: COO

Date: 3-24-05

Address: 21098 Bake Parkway,
Lake Forest, CA 92630

Facsimile: (949) 470-9563

FIRST AMERICAN REAL ESTATE SOLUTIONS,
L.P. ("FARES")

By: RES LLC, its General Partner

By: /s/ Tim Kennelly
Authorized Signature

Name: Tim Kennelly

Title: Vice President

Date: March 25, 2005

Address: 5601 East La Palma Avenue
Anaheim, California 92807

Facsimile: (714) 693-3857

EXHIBIT A
TO
JOINT LICENSE & REVENUE SHARE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

A. **FARES SERVICES:**

1. **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

2. **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

B. **BLUEBOOK'S PRODUCTS:**

1. **InsureBASE**

3. **ERC Values**

4. **ERC Reports**

5. **LeadBASE**

C. **PERMITTED APPLICATIONS: [REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY].**

D. **DELIVERY:**

FARES Services and Bluebook Products: The parties shall cooperate in good faith to establish the particulars on the method of delivery and or access to FARES Services and to Bluebook Products, which shall be incorporated and attached into the remaining exhibits within sixty (60) days of the Effective Date.

Notwithstanding the above, FARES shall initially provide End Users access to InsureBASE for access by End Users as further detailed under Exhibit E (Hosting Arrangement). Should the parties elect to transfer hosting responsibility from FARES to Bluebook, the parties may do so by a separately signed amendment, duly executed by the parties. During the interim and thereafter, all other terms and conditions of the Agreement shall remain in full force and effect.

E. **FEES:**

1 . Greater of Royalty Fee or Minimum Transaction Fees (MTF)

Each Licensing Party shall pay the other Licensing Party the greater of either: (a) a **[REDACTED PURSUANT TO REQUEST FOR CONFIDENTIALITY]** Royalty Fee based upon the Gross Revenue generated from the sales of any Bluebook Products, or (b) the cumulative monthly total amount of the Minimum Transaction Fees ("MTF") as set forth in the MTF Chart in Section E-3 below.

2. Royalty Fees

(a) **Bluebook's Products Sold by Bluebook:** Bluebook shall pay FARES a **[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]** Royalty Fee for all Gross Revenue generated by Bluebook for sales (i.e., Transactions) of Bluebook Products to End Users, and from each Reseller Transaction to an End User.

(b) **Bluebook's Products Sold by FARES:** FARES shall pay Bluebook a **[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]** for all Gross Revenue generated by

generated by Bluebook for sales (i.e., Transactions) of Bluebook Products to End Users, and from each Reseller Transaction to an End User.

(b) **Bluebook's Products Sold by FARES:** FARES shall pay Bluebook a **[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]** for all Gross Revenue generated by FARES for sales (i.e., Transactions) of Bluebook's Products to End Users, and from each Reseller Transaction to an End User.

3. Minimum Transaction Fee MTF Chart

Bluebook Product	**Application**	**MTF**
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		
[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]		

4. Perpetual License Fee

The Licensing Parties may elect, at a later date, to negotiate a Perpetual License Fee annually, to be paid by Bluebook for the purposes of Bluebook retaining certain FARES Services in its' data base, as applicable.

[REDACTED PURSUANT TO REQUST FOR CONFIDENTIALITY]

F. Commercially Reasonable Efforts

Bluebook and FARES shall, within sixty (60) days from the Effective Date of this Agreement, set forth in writing the minimum marketing efforts expected of each in the attached Exhibit F. Because FARES and Bluebook differ significantly in organizational size and capabilities, it is not expected that the marketing plans of each shall be equal in design or resources. However, it is understood that each Licensing Party shall use "Commercially Reasonable Efforts" to promote and sell Bluebook's Products as defined hereunder. Bluebook and FARES agree to set forth and negotiate in good faith the definition of, and respective parameters expected of the other as to the Commercially Reasonable Efforts in marketing and sales.

It is agreed that the intent of this provision is to come to a meeting of the minds as to the intentions of the Licensing Parties relative to their commitments to the other as set forth in the Agreement and Exhibits relating to the exclusive Reseller grant to FARES and limited Reseller grant to Bluebook.

EXHIBIT A-1
TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
CORPORATION ("BLUEBOOK")

EXHIBIT A-1
TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
CORPORATION ("BLUEBOOK")

GEOGRAPHIC COVERAGE

A. Geographic coverage will consist of the United States and any other locations that the parties may agree to by way of a separately signed amendment, duly executed by both parties.

EXHIBIT B-1
TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

BLUEBOOK'S SERVICE LEVELS

Bluebook plans to maintain 24-hour-per-day, 7-day-per-week availability to InsureBASE and any other applications that are used to develop estimated replacement cost calculations, subject to customary down times for hardware and software maintenance within Bluebook's reasonable control and unexpected emergencies. As it relates to this Agreement, when FARES hosts InsureBASE, Bluebook's delivery to End Users shall in part be dependant on FARES' system availability. Therefore, Bluebook's availability to InsureBASE and other applications hereunder is directly correlated to the availability of the FARES Services.

BLUEBOOK PLANS TO DIRECTLY PROVIDE SUPPORT TO END USERS EXPERIENCING PROBLEMS WITH BLUEBOOK'S WEB SITE DURING BLUEBOOK'S NORMAL BUSINESS HOURS. BLUEBOOK SHALL NOT REFER ITS END USERS TO FARES FOR CUSTOMER SUPPORT.

FARES SHALL BE REQUIRED TO PROVIDE BLUEBOOK WITH SUFFICIENT NOTICE WHERE "RAMP UP" IS REQUIRED. SUCH NOTICE MUST BE SUFFICIENT GIVEN BLUEBOOK'S CURRENT RESOURCES TO ADEQUATELY PREPARE FOR THE ENLARGED SERVICE REQUIREMENTS. BLUEBOOK SHALL USE ITS BEST EFFORTS IN GOOD FAITH TO FACILITATE ANY REQUIRED SERVICE REQUESTS RELATED TO THIS READINESS PROVISION.

EXHIBIT B-2
TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

DEVELOPMENT SCHEDULE

(to be determined and attached within sixty (60) days from Effective Date)

EXHIBIT C-1
TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

Integration Delivery

"Development Schedule" means the schedule for developing, integrating and launching the Interface and Valuation Service as set forth in Exhibit B-2 (Development Schedule).

"Interface" means The InsureBASE application that has been developed by Bluebook for End Users with Internet-based access to the appropriate InsureBASE web site that accesses the service in a transparent manner and allows the user to generate an Estimated Replacement Cost and related reports. Interface details may be further outlined under Exhibit E (Hosting Arrangement).

"Service Levels" means the service levels for the Hub described in Exhibit B-1 (Customer Service).

"Specifications" means the functional description of the Interface set forth in Exhibit C-2 (Specifications).

DEVELOPMENT AND IMPLEMENTATION

InsureBASE will allow users to generate Estimated Replacement Cost values and related reports using data from the FARES service. End Users will use InsureBASE (via a web browser or other means) to access the data provided by the Service to generate ERC values and generate reports. The data requested will be forwarded electronically by InsureBASE to the applicable FARES data server, which will generate the request for a report and transmit such report back to the InsureBASE in XML format. InsureBASE will present the data to the End User in its report format.

a. **Changes.** Any changes in the Development Schedule or Specifications must be requested in writing by the party seeking the change. If the requested change is acceptable to both parties, Bluebook will determine whether implementing the suggested change would result in delay and will advise FARES of the effect of the suggested change. If both parties accept the change and its effects on scheduling and costs, the applicable Exhibits will be modified to reflect the change and its effects.

b. **Engineering.** Bluebook will use commercially reasonable efforts to develop the Interface between InsureBASE and FARES. FARES will use commercially reasonable efforts to assist Bluebook in such development, all in accordance with the Specifications and the Development Schedule. FARES will provide technical assistance to Bluebook via a technical support contact identified by the FARES project coordinator, who will be available via telephone, fax and email in accordance with the schedule designated by FARES. Each party will bear its own costs for the services it provides to develop the Interface and implement the Valuation Service.

c. **Project Coordinators.** FARES and Bluebook will each assign an overall project coordinator for the project. The project coordinators will communicate at regular, scheduled intervals in person, or by phone, fax or email, to review progress, track schedules, resolve problems and arrange for the exchange of any information or materials required for the performance of this Agreement. The project coordinators will have the authority to act on behalf of the party they represent and to make binding technical decisions regarding development work performed under this Agreement, and will be responsible for arranging appropriate access to facilities, personnel and information as required for the parties' performance.

d. **Launch.** The parties will cooperate to facilitate the commercial availability of the Interface and Valuation Service on or before the launch date specified in the Development Schedule.

e. **Customer Support.** FARES will provide customer support to Bluebook in accordance with FARES' standard customer support policies and procedures.

f. **Service Levels.** Bluebook will use commercially reasonable efforts to promptly correct any errors, bugs or defects in the Interface that cause it not to operate in accordance with the Specifications promptly following FARES' or an End User's notice to Bluebook thereof, and to operate the Interface in conformance with the Service Levels.

g. **Content Standards.** FARES shall use commercially available tools to screen the FARES Information, in the form delivered to Bluebook, to minimize the possibility of introduction of a Computer Virus (defined below) to the Hub. Bluebook shall use commercially available tools to screen the Interface to minimize the possibility of introduction of a Computer Virus to the server or servers operated by or for FARES. If FARES fails to perform such screening with the result that an identified and acknowledged Computer Virus is introduced into the Bluebook's server, FARES shall be responsible for any loss, damage or liability caused by such Computer Virus, subject to the limitations on liability in Section 11 (Limitation of Liability) of the Agreement. If Bluebook fails to perform such screening with the result that an identified and acknowledged Computer Virus is introduced into FARES' server, Bluebook shall be responsible for any loss, damage or liability caused by such Computer Virus, subject to the limitations on liability in Section 11 (Limitation of Liability) of the Agreement. If both parties have performed such screening, but a new or identified Computer Virus is nevertheless introduced into the Hub, no such liability shall be attached. The foregoing states a party's sole and exclusive remedy and the other party's sole liability in the event a Computer Virus is introduced by the other party into the party's server. "Computer Virus" shall include, without limitation, any code containing viruses, spyware, Trojan horses, worms, time bombs or like code, code that self-replicates, code that enables pop up marketing or gatoring, code that tracks use for any person or thing other than FARES or Bluebook, or any harmful or deleterious programming routines.

EXHIBIT D
TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

FARES SERVICE LEVELS

Service Levels: FARES shall use commercially reasonable efforts to have the system available 24 hours per day, 7 days per week with the exception of Weekly Scheduled Maintenance Downtime. FARES SHALL NOT BE RESPONSIBLE FOR AND EXPRESSLY DISCLAIMS LIABILITY AND RESPONSIBILITY FOR DOWNTIME RESULTING FROM PROBLEMS WITH BLUEBOOK'S OR A CUSTOMER'S TELECOMMUNICATIONS SYSTEM, BLUEBOOK'S OR A CUSTOMER'S INTERNET SERVICE PROVIDER, OR THE PUBLIC INTERNET.

Weekly Scheduled Maintenance Downtime

In order to maintain disaster recovery preparedness as discussed below, FARES has scheduled the system to be down between the hours of 7:00 p.m. Saturday to 7:00 a.m. Sunday, Pacific Standard Time each week.

Planned Emergency Downtime

If FARES determines it must take the system offline for emergency purposes, FARES shall make commercially reasonable efforts to provide Bluebook with email notification five (5) hours prior to taking the system offline.

Unplanned Downtime and Notification

Should the system experience downtime other than for Schedule Maintenance as above, FARES shall make commercially reasonable efforts to notify Bluebook immediately by email.

Disaster Recovery Preparedness

The FARES Keystone System resides on two complete sets of hardware. The system is dual cabled with full redundancy within each of the two systems. Database files are mirrored to minimize any loss of data or access. Customers are internally rerouted to the duplicated system when the need arises. When a system outage does occur, a customer will typically lose their connection but will be able to re-connect immediately. This section is not meant to deal with InsureBASE platform for End Users, but rather, transmissions between Bluebook and FARES with regard to Connect2Data (XML) connectivity issues.

Customer Service

FARES provides customer support during the hours of 9:00 a.m. PST to 4:30 p.m. PST.

Exhibit E

TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

HOSTING ARRANGEMENT

1. Application Hosting.

(a) Hosting Services. FARES shall provide the following hosting services: hosting BLUEBOOK's primary INSUREBASE database server(s) in a secure facility, web servers data servers and report servers

(b) FARES owned equipment will be installed by FARES.

(i) Content. BLUEBOOK will have sole control over the Bluebook Content of the INSUREBASE application. FARES shall not supplement, modify or alter any Content (other than modifications strictly necessary to upload the Bluebook Content to the Application) except with BLUEBOOK's prior written consent. BLUEBOOK must be notified of any modifications. BLUEBOOK may provide additional Bluebook Content to FARES from time to time all subject to the terms and conditions of this Agreement as if the same had been made available on the date of this Agreement.

(ii) Access. FARES shall provide Virtual Private Network (VPN) access to the following FARES servers, ANABASINS01, ANABASINS02, ANABASWEB01, which are the only FARES services that host any and all parts of the InsureBASE product to BLUEBOOK employees and its' authorized agents, using commercially standard protocols.

(iii) Application Backup. BLUEBOOK shall maintain a complete and current copy of the Application for any system restore. In the event that service is interrupted a back up will be restored so that User access to the Application may resume.

(iv) Database Backup. Production data will be stored on the primary database server. In addition, daily incremental backups of the production data will be made. FARES will perform complete weekly backups at a time and day determined by FARES to have the least system impact. .

(v) Standards. FARES's hosting standards shall conform to the following:

(A) Availability of Application. In the event of a problem (either software or hardware), FARES and/or BLUEBOOK shall use commercially reasonable efforts consistent with industry standards (which includes assigning qualified technical personnel to resolve or to provide a work around solution within a reasonable timeframe), FARES shall provide BLUEBOOK with as much notice as practicable under the circumstances relating to any material issue which effects functionality of the InsureBASE system and an estimated timeframe for resolution.

(B) Security. FARES shall use commercially reasonable efforts consistent with industry standards to prevent unauthorized access to restricted areas of the Application and any databases or other sensitive material generated

from or used in conjunction with the Application which Bluebook informs FARES are restricted and should not be accessible other than by password or other security device.

2. Definitions.

(a) **"Bluebook Content"** means all text, documents, forms, images, pictures, sound, graphics, video, software applications and all Bluebook data supplied by BLUEBOOK to FARES pursuant to this Agreement, as such materials may be modified from time to time.

(b) **"Application"** means the INSUREBASE software and Content made available.

(c) **"User"** means BLUEBOOK clients and /or FARES qualified clients that use the application.

(d) **"Business Hours"** means 8:00 a.m. to 8:00 p.m. EST.

(e) **"Host Vendor"** means FARES

EXHIBIT F

TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

COMMERCIAL REASONABLE EFFORTS
Marketing & Sales

1. FARES:

2 BL UEBOOK

EXHIBIT G - 1

TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

INSUREBASE

A. INSUREBASE EXAMPLE

Property Review

Address

18841 GREGORY LN
HUNTINGTON BEACH CA 92646-1921
ORANGE

Owner/Policy Information

Owner Name: SALIM NABER
Policy/Ref. No.: 1
Policy Coverage: $0

Estimated Replacement Cost Summary

ERC: $339,444
ERC Score: 93%
Profit: $27,155 (10%)
Arch. Fees: $0 (0%)

ERC Includes Tax? Y
ITV: NA
Overhead: $27,155 (10%)
Debris Rem.: $13,578 (5%)

ACV: $128,150
ACV Score: 93%

Location Influence

Property Characteristics

Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	1	2,406	4	7	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
2	N	N	1960	10,000	$842,000

Property Details

Structure	Attribute	Style	Value	ERC
Primary Living Area	Appliances, Built-In	Allowance	NA	$7,937
Primary Living Area	Base Cost	Base Cost	NA	$130,016
Primary Living Area	Bathroom	Bathroom (#)	3	$12,828
Primary Living Area	Climate Control	Forced Air (Gas)	1	$9,789
Primary Living Area	Exterior Finish	Stucco (%)	60	$7,193
Primary Living Area	Exterior Finish	Cedar Siding (%)	40	$3,704
Primary Living Area	Fireplace	Fireplace (#)	2	$13,283
Primary Living Area	Flooring	Allowance	NA	$13,384
Primary Living Area	Foundation	Slab (%)	20	$3,984
Primary Living Area	Foundation	Raised (%)	80	$15,938
Primary Living Area	Kitchen	Kitchen (#)	1	$15,866
Primary Living Area	Parking	Attached - 2 Car (#)	1	$11,198
Primary Living Area	Plumbing	Plumbing	NA	$10,666
Primary Living Area	Roofing	Concrete Tile (%)	100	$15,769
Primary Living Area	Walls and Ceilings	Drywall and Paint (%)	100	INCL

Property Comparisons

Address			Other Info.		
18932 CRIMSON HUNTINGTON BEACH , CA 92646			Proximity: < 1 Mile Assessed Value: $140,669		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,280	4	8	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value

0	N	N	NA	6,720	$800,000

Address			Other Info.		
8791 CRESCENT HUNTINGTON BEACH , CA 92646			Proximity: 1 Assessed Value: $162,109		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	3,000	6	10	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	6,000	$855,000

Address			Other Info.		
19322 WORCHESTER HUNTINGTON BEACH , CA 92646			Proximity: 1 Assessed Value: $123,798		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,389	4	9	2
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	5,600	$700,000

Address			Other Info.		
18921 FLAGSTAFF HUNTINGTON BEACH , CA 92646			Proximity: < 1 Mile Assessed Value: $192,860		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,927	4	9	2
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	7,320	$698,000

Address			Other Info.		
19301 PISMO HUNTINGTON BEACH , CA 92646			Proximity: 1 Assessed Value: $183,935		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,515	4	8	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	6,000	$740,000

Address			Other Info.		
8611 KEEL HUNTINGTON BEACH , CA 92646			Proximity: < 1 Mile Assessed Value: $165,814		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,241	4	9	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	6,500	$695,000

EXHIBIT G - 2

TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

ERC VALUES

A. ERC VALUES EXAMPLE

ERC VALUE

First Name	Last Name	Address	City	State	Zip	ERC
Joseph	Smith	18841 Gregory Lane	Huntington Beach	CA	92646	**$323,231**

EXHIBIT G -3

TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

ERC REPORTS

A. ERC REPORTS EXAMPLE

Property Review

Address

18841 GREGORY LN
HUNTINGTON BEACH CA 92646-1921
ORANGE

Owner/Policy Information

Owner Name: SALIM NABER
Policy/Ref. No.: 1
Policy Coverage: $0

Estimated Replacement Cost Summary

ERC: $339,444
ERC Score: 93%
Profit: $27,155 (10%)
Arch. Fees: $0 (0%)

ERC Includes Tax? Y
ITV: NA
Overhead: $27,155 (10%)
Debris Rem.: $13,578 (5%)

ACV: $128,150
ACV Score: 93%

Location Influence

Property Characteristics

Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	1	2,406	4	7	3
Fireplaces	**Pool**	**AC**	**Year Built**	**Lot Area**	**Market Value**
2	N	N	1960	10,000	$842,000

Property Details

Structure	Attribute	Style	Value	ERC
Primary Living Area	Appliances, Built-In	Allowance	NA	$7,937
Primary Living Area	Base Cost	Base Cost	NA	$130,016
Primary Living Area	Bathroom	Bathroom (#)	3	$12,828
Primary Living Area	Climate Control	Forced Air (Gas)	1	$9,789
Primary Living Area	Exterior Finish	Stucco (%)	60	$7,193
Primary Living Area	Exterior Finish	Cedar Siding (%)	40	$3,704
Primary Living Area	Fireplace	Fireplace (#)	2	$13,283
Primary Living Area	Flooring	Allowance	NA	$13,384
Primary Living Area	Foundation	Slab (%)	20	$3,984
Primary Living Area	Foundation	Raised (%)	80	$15,938
Primary Living Area	Kitchen	Kitchen (#)	1	$15,866
Primary Living Area	Parking	Attached - 2 Car (#)	1	$11,198
Primary Living Area	Plumbing	Plumbing	NA	$10,666
Primary Living Area	Roofing	Concrete Tile (%)	100	$15,769
Primary Living Area	Walls and Ceilings	Drywall and Paint (%)	100	INCL

Property Comparisons

Address			Other Info.		
18932 CRIMSON HUNTINGTON BEACH , CA 92646			Proximity: < 1 Mile Assessed Value: $140,669		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,280	4	8	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	6,720	$800,000

Address			Other Info.		
8791 CRESCENT HUNTINGTON BEACH , CA 92646			Proximity: 1 Assessed Value: $162,109		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	3,000	6	10	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	6,000	$855,000

Address			Other Info.		
19322 WORCHESTER HUNTINGTON BEACH , CA 92646			Proximity: 1 Assessed Value: $123,798		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,388	4	9	2
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	5,600	$700,000

Address			Other Info.		
18921 FLAGSTAFF HUNTINGTON BEACH , CA 92646			Proximity: < 1 Mile Assessed Value: $192,860		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,927	4	9	2
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value

0	N	N	NA	7,320	$698,000

Address			Other Info.		
19301 PISMO HUNTINGTON BEACH , CA 92646			Proximity: 1 Assessed Value: $183,935		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,515	4	8	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	6,000	$740,000

Address			Other Info.		
8611 KEEL HUNTINGTON BEACH , CA 92646			Proximity: < 1 Mile Assessed Value: $165,814		
Residence Type	Stories	Living Area	Bedrooms	Total Rooms	Baths
Single Family	2	2,241	4	9	3
Fireplaces	Pool	AC	Year Built	Lot Area	Market Value
0	N	N	NA	6,500	$695,000

EXHIBIT G - 4

TO
LICENSE AGREEMENT BETWEEN
FIRST AMERICAN REAL ESTATE SOLUTIONS, L.P. ("FARES")
AND
THE BLUEBOOK INTERNATIONAL, INC. ("BLUEBOOK")

LEADBASE

A. LEADBASE EXAMPLE

LeadBASE

Property Valuation Level 3

This data set was prepared on **2004-02-05**
Valuation ID **stevel_754d7dd5**, Reference 67555

246 13th Street N.E. Atlanta, GA 30309-2013

Owner: Michael M. Tolliver County: Buckhead

Homeowner Insurance Replacement Cost Summary

ERC:	$212,988	ERC Includes Tax?	**No**	ACV:	**$102474**
ERC Score:	98%	ITV: 106.18%	**$NA**	ACV Score:	**93.95%**

Reported Property Information

Sale Date	2001-06-28	APN	81127110
Sale Price	$445000	Census Tract	320.17
Sale Code	Full	Year Built	1976
Loan Amount	$275000	Living Area (sf)	2195
Prior Sale Date	1990-05-24	Lot Area (sf)	6200
Prior Sale Price	$330000	Total Rooms	8
Prior Sale Code	Full	Bedrooms	4
Assessed Date	2000	Baths	3
Assessor's Value	$350000	Stories	2
Assessor's Land Value	$205083	A/C	No
Assessor's Improvement Value	$144917	Pool	No
Value	$472000	**Confidence**	80
Highest Reasonable	$488000	Lowest Reasonable	$454000

Property Characteristics Replacement Cost by Trade

Residence Type Single Family	Fireplaces 3 (gas)	Pool Y	AC Central	Year Built 1976	Driveway Asphalt
Flood Zone / High Water Y	Heating Gas	Brush Hazard N	Hillside Moderate Slope	How far from Hydrant? >1000 ft.	Garage Attached 3 Car
Sewage Septic	Water City	Area Type Incorporated	City Walkways Y	Skylight 3	Specialty Room Sunroom (400 sq ft.)
Jacuzzi Y	Pool Area Covered/Fenced Covered	Fence/Wall Type Brick/Block	Basement Finished	Age of Roof 6 years	Condition of Roof Good
Decks or Patios 2	Type of Deck Wood	Alarm Type Central	Fire Station 4 Miles	Storm Doors 3	Ceiling Type Vaulted
Plumbing Type Copper	Electrical Type Aluminum	Water Damage in Past Y	Water Damage Cause Leaky Pipe	Total # of Claims 1	Bars on Windows No

Structure	Attribute	Style	Value	ERC
Primary Living Area	Plumbing	Plumbing	NA	$9,436
Primary Living Area	Bathroom	Bathroom (#)	3	$12,127
Primary Living Area	Climate Control	Forced Air (Gas)	1	$8,488
Primary Living Area	Exterior Finish	Stucco (%)	100	$13,538
Primary Living Area	Foundation	Slab (%)	100	$9,024
Primary Living Area	Roofing	Asphalt Shingles (%)	100	$3,591
Primary Living Area	Walls and Ceilings	Drywall and Paint (%)	100	INCL
Primary Living Area	Flooring	Allowance	NA	$11,537
Primary Living Area	Appliances, Built-In	Allowance	NA	$6,828
Primary Living Area	Kitchen	Kitchen (#)	1	$14,121
Primary Living Area	Base Cost	Base Cost	NA	$117,882
Primary Living Area	Parking	Enclosed - 2 Car (#)	1	$6,416

Specialty Information

Currently Insured	Yes	Do You Have Any Dogs	Y	Bars on Front Door	Y
Current Company	Farmers	What Type or Breed	Pit Bull	Fire Sprinkler System	Y
Denied Insurance	No	Any Other Types of Animal at Residence	Horse	Guest Homes	1
Canceled	No	Any Animal Violations	N	Burgler Alarm	Audible
Reson For Change	Price Savings	Any Firearms	N	High Tention Wires	N
Number of Cars at Residence	3	Bars on Windows	N	Earthquake Insurance	Y
Home Office	Y	Number of Persons that Work at Home	1	Hazard Insurance	Y
Any Commercial Equipment on Premises	Value	Commerical Exercise Equipment	Y	How Long Have You Owned the Home	2 Years